Exhibit 10.11

The Warrant represented by this Certificate has been acquired for investment and has not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred except pursuant to a registration statement under the Act or an exemption from registration under the Act or the rules and regulations thereunder.

                                                               November 26, 1997

                              COMFORCE CORPORATION

                        WARRANT TO PURCHASE COMMON STOCK

     This is to certify that, for value received, C.E. Unterberg, Towbin, L.P. (formerly Unterberg Harris, L.P.) or its registered assigns (the "Holder"), and any Holder by acceptance of delivery hereof, agrees that Holder is entitled to purchase, subject to the provisions of this Warrant, from COMFORCE Corporation, a Delaware corporation (the "Company"), 50,000 shares of the common stock of the Company, with $.01 par value ("Common Stock"), at an exercise price of $7.428 per share, and any such Holder shall be governed and bound by all of the covenants, terms and conditions contained herein. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for a share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise and as adjusted from time to time are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock in effect at any time and as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

     1. Exercise of Warrant. This Warrant may be exercised at any time from and after the date of issuance until 5:00 p.m., New York City time, on November 26, 2001 by presentation and surrender hereof to the Company at its office at 2001 Marcus Avenue, Lake Success, New York 11042, with the purchase form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of shares of Common Stock specified in such form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant at its office in proper form for exercise, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder.

     2. Reservation of Shares, Fractional Shares.

     (a) The Company shall reserve for issue and delivery upon exercise of the Warrant such numbers of shares of its Common Stock as shall be required for issue and delivery upon exercise of the Warrant.

     (b) No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the then current market value of a share of Common Stock.

     3. Exchange, Assignment, or Loss of Warrant. This Warrant is exchangeable, without expense to the Holder, at the option of the Holder, upon presentation and surrender hereof to the Company for other Warrants of different denominations entitling the Holder hereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Any such exchange shall be made by surrender of this Warrant to the Company or at the office of its agent. Subject to compliance with the provisions of applicable law and the provisions of Section 6 hereof, the Company, without charge to the Holder, shall execute and deliver a new Warrant in the name of any assignee named in such instrument or assignment, and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the office of the Company or at the office of its agent, if any, together with a written notice specifying the names and denominations in which new


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Warrants are to be issued and signed by the Holder  hereof.  Upon receipt by the
Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

     4. Rights of the Holder. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase shares of Common Stock, and no mere enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the warrant purchase price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company. The rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

     5. Anti-Dilution Provisions. The Exercise Price and/or the number and kind of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 5. Upon each adjustment of the Exercise Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and by dividing the product thereof by the Exercise Price resulting from such adjustment.

     (a) Subdivision or Combination of Stock. In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and, conversely, in case the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

     (b) Dividends or Distributions in Common Stock, Other Stock or Property. If at any time or from time to time the holders of Common Stock (or any shares of capital stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or shall have become entitled to receive, without payment therefor,

          (i) Common Stock or any shares of stock or other securities which are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

          (ii) Common Stock or other or additional capital stock or other securities or property (including cash) by way of spin-off, split-up, or similar corporate distribution (other than shares of Common Stock issued as a stock split, adjustments in respect of which shall be covered by the terms of Section 5(a) above), then, and in each such case, the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and other property (including cash in the case referred to in clause (ii) above) which such Holder would hold on the date of such exercise had it been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such Common Stock, additional stock, other securities and/or other property.

     (c) Reorganization, Reclassification, Consolidation or Merger. If at any time while this Warrant is outstanding there is effected any reorganization or reclassification of the capital stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or


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combination  of such  capital  stock),  or any  consolidation  or  merger of the
Company with or into another corporation or entity (other than a consolidation or merger in which the Company is the surviving corporation and in which there is no reclassification of the Company's outstanding Common Stock), or sale of all or substantially all of the Company's assets, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of this Warrant) such shares of stock, securities, assets or cash as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of this Warrant. In any such case, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable
and  receivable  upon  the  exercise  of  this  Warrant)  shall   thereafter  by
applicable, as nearly as may be, in relation to any shares of stock, securities, assets or cash thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor or surviving corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities, assets or cash as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

     (d) Sales or Issuance Below Current Market Value; Other Securities; Other Adjustments.

          (1) If the Company shall at any time or from time to time hereafter issue or sell any of its Common Stock, convertible preferred stock, warrants, options or any other rights or securities convertible into or exchangeable for Common Stock for a consideration per share (calculated as provided in Section 5(d)(3) below) less than then Current Market Value (hereinafter defined), the number of shares of stock thereafter purchasable upon the exercise of this Warrant shall be adjusted (the "Share Number Adjustment") and determined by multiplying the number of shares of stock theretofore purchasable by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately after the issuance of such additional securities and the Common Stock denominator shall be the total number of shares of Common Stock outstanding immediately prior to the issuance of the such additional securities plus the number of shares of Common Stock which the aggregate consideration received for the issuance of such additional securities would purchase at the Exercise Price. Thereupon, the Exercise Price will also be appropriately reduced so that the same aggregate cash payment as was sufficient to purchase all shares of Common Stock as to which this Warrant was exercisable immediately prior to giving effect to the Share Number Adjustment will then be sufficient to purchase all shares Common Stock as to which this Warrant is exercisable after giving effect to the Share Number Adjustment. For purposes of this Section 5(d), the number of shares of Common Stock deemed to be outstanding at any given time shall be calculated on a fully diluted basis, as if all shares of Common Stock issuable upon the exercise and/or conversion of all outstanding convertible preferred stock, warrants (including this Warrant), options and other rights or securities convertible into or exchangeable for Common Stock had been fully converted into or exchanged for shares of Common Stock or fully exercised immediately prior to such issuance or sale.

          (2) The adjustments  described in this Section 5(d) will not apply to:
     (A) Common Stock issued pursuant to a pro rata stock dividend or other distribution of shares of the Company's voting capital stock to all of the Company's stockholders; or (B) up to an aggregate of ten percent (10%) of the shares of Common Stock which may hereafter be issued to employees, officers and directors of the Company pursuant to any stock option or similar plan now or hereafter approved by the Company's Board of Directors.

          (3) In the case of the issuance of options, warrants or other rights to purchase or subscribe for Common Stock (all such options, warrants or rights being hereinafter referred to as "Options"), securities by their terms convertible into or exchangeable for Common Stock (all such convertible or exchangeable securities being hereinafter referred to as "Convertible Securities"), or options to purchase or rights to subscribe for such Convertible Securities, the following provisions shall apply (unless specifically excluded pursuant to the immediately preceding paragraph) for the purpose of computing the adjustments called for by this
     Section 5(d)(3):

               (i) The aggregate maximum number of shares of Common Stock deliverable upon exercise of such Options shall be deemed to have been issued at the time such Options were granted (whether or not such Options are then exercisable) and for a consideration equal to the aggregate consideration, if any, received or receivable by the Company upon the grant of such Options plus the minimum additional aggregate consideration, if any, payable to the Company upon the exercise of all such Options; and

               (ii) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such Convertible Securities or upon the exercise of options to purchase or rights to subscribe for such Convertible Securities and the subsequent conversion or exchange thereof shall be deemed to have been issued at the time such Convertible Securities were issued or such options or rights were issued (whether or not such Convertible Securities are then convertible or exchangeable or such options or rights are then exercisable) and for a consideration equal to the aggregate consideration, if any, payable to the Company upon the conversion or exchange of such Convertible Securities or the exercise of any such options or rights.

          (4) No adjustment shall be made under this Section 5(d) upon the issuance of any additional shares of Common Stock which are issued pursuant to the exercise of any Options or the conversion of any Convertible Securities if any adjustment shall previously have been made upon the grant of any such Options or the issuance of such Convertible Securities as provided above in this Section 5(d).

          (5) For the purpose of this Section 5(d), the "Current Market Value" per share of Common Stock or of any other security (herein collectively referred to as a "Security") at any date shall be:

               (i) If the Security is not registered under the Exchange Act (i) the value of the Security determined in good faith by the Board of Directors of the Company and certified in a board resolution, based on the most recently completed arms'-length transaction between the Company and a person other than an Affiliate of the Company, the closing of which occurs on such date or shall have occurred within the six months proceeding such date, (ii) if no such transaction shall have occurred on such date or within such six-month period, the value of the Security as most recently determined as of a date within the six months preceding such date by an Independent Financial Expert (as defined below), or (iii) if neither clause (i) nor clause (ii) is applicable, the value of the Security determined as of such date by an Independent Financial Expert; or

               (ii) If the Security is registered under the Exchange Act, the average of the daily market prices for each Business Day during the period commencing 30 Business Days before such date and ending on the date one Business Day prior to such date or, if securities of the same class as the Security have been registered under the Exchange Act for less than 30 consecutive Business Days before such date, then the average of the daily market prices for all of the Business Days before such date for which daily market prices are available. If the market price is not determinable for at least 15 Business Days in such period, the Current Market Value of the Security shall be determined as if the Security were not registered under the Exchange Act.

     For the purposes of the foregoing definition, the "market price" for any Security on each Business Day means: (A) if such Security is listed or admitted to trading on any securities exchange or the Nasdaq National Market System, the closing price, regular way, on such day on the principal exchange on which such Security is traded, or if no sale takes place on such day, the average of the closing bid and asked prices on such day, (B) if such Security is not then listed or admitted to trading on any securities exchange or, the Nasdaq National Market System, the last reported sale price on such day, or if there is no such last reported sale price on such day, the average of the closing bid and the asked prices on such day, as reported by a reputable quotation source designated by the Company, or (C) if neither clause (A) nor clause (B) is applicable, the average of the reported high bid and low asked prices on such day, as reported by a reputable quotation source, or a newspaper of general circulation in the Borough of Manhattan, City of New York, customarily published on each Business Day, designated by the Company. If there are no such prices on a Business Day, then the market price shall not be determinable for such Business Day. Used herein, "Independent Financial Expert" shall mean a recognized investment banking firm having a national or regional presence reasonably acceptable to the Holder of this Warrant (i) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect financial interest in the Company or any of its subsidiaries, (ii) that has not been, and at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) an employee, director or officer of the Company or any of its subsidiaries, (iii) that has not been retained by the Company or any of its subsidiaries for any purpose, other than to perform an equity valuation, within the preceding twelve months, and (iv) that, in the reasonable judgment of the Board of Directors of the Company, is otherwise qualified to serve as an independent financial advisor. Any such person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert. As used herein, "Affiliate" shall mean, with respect to any person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such person. For the purposes of this definition, "control," when used with respect to any person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     (e) Notice of Adjustment. Upon any adjustment of the Exercise Price, and/or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall obtain a certificate prepared by the
Company's principal financial or accounting officer or its independent accountants, stating the Exercise Price resulting from such adjustment and/or the increase or decrease, if any, in the number of shares purchasable upon the exercise of this Warrant, and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. The Company shall send a copy of such certificate to the Holder of this Warrant, by first class mail, postage prepaid, at the address of such Holder as shown on the books of the Company, promptly after the occurrence of the event triggering an adjustment under this Section 5 or, in the case of an adjustment pursuant to
Section 5(d), promptly after the amount of the adjustment shall have been determined as required thereby.

     (f) Other Notices. If at any time:

          (1) the Company shall declare any cash dividend or distribution upon shares of its Common Stock;

          (2) the Company shall declare any dividend upon its Common Stock payable in stock or make any special dividend or other distribution to the holders of its Common Stock;

          (3) the Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights, or shall offer any of its securities pursuant to a public offering;

          (4) there shall be any capital reorganization or reclassification of the capital stock of the Company, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation;

          (5) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

          (6) the Company shall take or propose to take any other action notice of which is actually provided (or is required to be provided, pursuant to any written agreement) to holders of Common Stock;

then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, addressed to the Holder of this Warrant at the address of such Holder as shown on the books of the Company, written notice setting forth the principal terms of such event (i) at least thirty (30) days prior to the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or with respect to any other action described in Section 5(f)(6) and (ii) in the case of any such public offering, reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or in the case of any other action described in Section 5(f)(6), at least thirty (30) days (or, if 30 days' notice is not reasonably practicable, such lesser period of notice (not less than 10 days in any event) as is reasonably practicable), prior to the date when the same shall take place. Any notice given in accordance with the foregoing clause (i) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock shall be entitled thereto. Any notice given in accordance with the foregoing clause (ii) shall also specify the date on which the holders of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up or upon any other action described in Section 5(f)(6), as the case may be.

     (g) Certain Events. If any change in the outstanding Common Stock of the Company or any other event occurs as to which the other provisions of this
Section 5 are not strictly applicable or if strictly applicable would not fairly protect the purchase rights of the Holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors of the Company shall make an adjustment in the number and class of shares available under this Warrant and/or the Exercise Price and/or the application of such provisions, in accordance with such essential intent and principles, so as to protect such purchase rights as aforesaid.

     6. Restriction on Transferability. (a) This Warrant and the shares of the Company issuable upon the exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Act"). By acceptance hereof, the Holder covenants, agrees and represents that:

          (i) This Warrant has been acquired for, and such shares, if acquired upon the exercise of this Warrant, shall be acquired for, investment and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred, in the absence of an effective registration statement for such securities under the Act or an opinion of counsel reasonably satisfactory to the Company to the effect that registration is not required under the Act.

          (ii) The Holder has had the opportunity to ask questions and receive answers from the Company about the Company's business and the purchase by it of these securities, and it has been given the opportunity to make any inquiries that it may desire of any personnel of the Company concerning the proposed operation of the Company and has been furnished with all of the information it has requested. No advertisement has been used in connection with the offer or sale of this Warrant to the Holder.

          (iii) The Holder will not offer, sell, transfer, mortgage, assign or otherwise dispose of this Warrant or the shares of Common Stock issuable upon the exercise of this Warrant except pursuant to a registration statement under the Act and qualification under applicable state securities laws or pursuant to an opinion of counsel reasonably satisfactory to the Company that such registration and qualification are not required, and that the transaction (if it involves a sale in the over-the-counter market or on a securities exchange) does not violate any provision of the Act. The Holder understands that a stop-transfer order will be placed on the books of the Company respecting this Warrant and any certificates representing the shares of Common Stock issuable upon the exercise of this Warrant and that this Warrant and any such certificates shall bear a restrictive legend and a stop transfer order shall be placed with the transfer agent prohibiting any such transfer until such time as the securities represented by such certificates shall have been registered under the Act or shall have been transferred in accordance with an opinion of counsel reasonably satisfactory to the Company that such registration is not required; and

          (iv) The Holder understands that it must hold the shares issuable upon the exercise of this Warrant indefinitely unless they are registered under the Act or an exemption from registration becomes available, and the Company has no obligation to register the Warrants or otherwise seek to make an exemption from registration available to the Holder.

     (b) Each certificate for the shares issued upon the exercise of the Warrant shall bear a legend in substantially the following form:

               "The shares represented by this Certificate have been acquired for investment and have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold, offered for sale, pledged, hypothecated or otherwise transferred except pursuant to a registration statement under the Act or an exemption from registration under the Act or the rules and regulations thereunder."

     (c) Notwithstanding anything to the contrary herein contained, for a period of one year from and after the date of issuance of this Warrant, the Holder shall not be permitted to sell, transfer or assign to any person or persons (i) the right under this Warrant to purchase in excess of 25,000 Warrant Shares or
(ii) the record or beneficial interest in more than 25,000 Warrant Shares, except, in either case, upon the written consent of the Company.

     7. Registration of Warrant Shares for Distribution. Simultaneously with the execution of this Agreement, the Company and Holder shall enter into a Registration Rights Agreement for the registration of the Warrant Shares in the form attached hereto as Exhibit 7.

     8. Registration on the Books of the Company. The Company shall keep, or cause to be kept, at its office at 2001 Marcus Avenue, Lake Success, New York, a register in which the Company shall register this Warrant. No transfer of this Warrant shall be valid unless made at such office and noted on the Warrant register upon satisfaction of all conditions for transfer pursuant to Section 6 and or as otherwise required by law. When presented for transfer or payment, this Warrant shall be accompanied by a written instrument or instruments of transfer or surrender, in form satisfactory to the Company, duly executed by the registered Holder or by its duly authorized attorney. The Company may deem and treat the registered Holder hereof as the absolute owner of this Warrant for all purposes, and the Company shall not be affected by any notice to the contrary.

     9. Governing Law. This Warrant has been executed and delivered in the State of New York and shall be construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF, The Company has caused this Warrant to be executed by its duly authorized officer.

                                           COMFORCE Corporation


                                           By:_____________________________

                                 ASSIGNMENT FORM




FOR  VALUE  RECEIVED,   _________________________   hereby  sells,  assigns  and
transfers unto


Name_____________________________________________________________
                (Please typewrite or print in block letters)


Address__________________________________________________________  the  right to purchase Common Stock, represented by this Warrant, and does hereby irrevocably constitute and appoint _____________________________ (attorney), to transfer the same on the books of COMFORCE Corporation with full power of substitution in the premises.



                       Signature__________________________


Date:__________________




THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR, AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, PROVIDED THAT IN THE EVENT THAT ANY RESALE OF THIS SECURITY IS MADE PURSUANT TO SUCH AN EXEMPTION AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS LEGAL COUNSEL, WILL BE PROVIDED TO THE EFFECT THAT SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.

                                  PURCHASE FORM



                                                     Dated______________________



     The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing __________ shares of Common Stock and hereby makes payment of $__________ in payment of the exercise price thereof.


                             -----------------------

                     INSTRUCTIONS FOR REGISTRATION OF STOCK


Name_____________________________________________________________
                  (Please typewrite or print in block letters)


Address__________________________________________________________


Social Security or other Taxpayer Identification Number__________


                                        Signature_______________________________


THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY ONLY BE SOLD OR TRANSFERRED PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR, AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT, PROVIDED THAT IN THE EVENT THAT ANY RESALE OF THIS SECURITY IS MADE PURSUANT TO SUCH AN EXEMPTION AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS LEGAL COUNSEL, WILL BE PROVIDED TO THE EFFECT THAT SUCH TRANSFER IS MADE PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933.